UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

3M Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2018 Annual Meeting May 8, 2018

Important proxy voting material is ready for your action.

This email represents the following share(s):

3M COMPANY-COMMON	123,456,789,012.00000
3M COMPANY - 401K	123,456,789,012.00000
3M COMPANY - ESOP	123,456,789,012.00000
3M COMPANY - COMMON	123,456,789,012.00000
3M COMPANY	123,456,789,012.00000
3M COMPANY-401K	123,456,789,012.00000
3M COMPANY-ESOP	123,456,789,012.00000
3M COMPANY-COMMON	123,456,789,012.00000

Three

Ways to Vote

Now via ProxyVote	Vote By May 7, 2018 11:59 P.M. ET

At the Meeting	For shares held in a Plan, vote by May 6, 2018 11:59 P.M. ET

By Phone 1.800.690.6903	Control Number: 0123456789012345

++++++++++++++++++++++++++
REMINDER FOR 3MER STOCKHOLDERS TO VOTE

April 27, 2018

Dear fellow 3Mer stockholder:

An e-mail was sent to you from our Chairman and CEO Inge Thulin dated March

23, 2018, containing your proxy materials in connection with 3M Company’s Annual Stockholder Meeting to be held on Tuesday, May 8, 2018. According to our records, your voting instructions for this meeting have not been received. Regardless of the number of shares you own, it is important that you vote your shares.

Please take a moment to vote your proxy at your earliest convenience. Please read carefully and consider the information contained in the Company’s Proxy Statement.

Since the Annual Meeting is fast approaching, we encourage you to vote as soon as you can.

If you have already voted and do not wish to change your instructions, there is no need to resubmit your vote.

Thank you for your action.

You can enter your voting instructions and view the shareholder material at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com

You may need your PIN:

* Your PIN is the four-digit number you selected at the time of your enrollment, or if consent was provided by your employer may be the last four digits of your Social Security Number.
* If you have forgotten your PIN please follow the “Forgot PIN” instructions on proxyvote.com.

Internet voting is accepted until 11:59 p.m. Eastern Daylight Time on May 7, 2018 (or up to 11:59 p.m. EDT on May 6, 2018 for participants in 3M’s Voluntary Investment Plan and Employee Stock Ownership Plan and 3M Savings Plan).

Important Materials

  Proxy Statement

  Annual Report

For holders as of March 13, 2018

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